Exhibit 32.2

SECTION 1350 CERTIFICATION
by
Chief Financial Officer

I, John F. Glynn, Chief Financial Officer and Treasurer of Choice Bancorp, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to my knowledge:

(1)

the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)

the information contained in the Report fairly presents, in all  material respects, the financial condition and results of operations of the Company.

DATE: November 11, 2010	/s/ John F. Glynn
John F. Glynn, Chief Financial Officer and
Treasurer